Summary Prospectus May 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





DWS MID CAP GROWTH VIP






CLASS    A

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/vipros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling
(800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks long-term capital growth.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                          A
                                                 ----------
Management fee                                       0.67
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      0.50
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TOTAL ANNUAL FUND OPERATING EXPENSES                 1.17
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EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $119         $372       $644    $1,420
---  ----         ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 89%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities. The fund may invest up to 20% of its assets in stocks and other securities of companies based outside the US.


MANAGEMENT PROCESS. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Each portfolio manager has specific sector responsibilities, with investment discretion over securities within their sectors.


Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities, focusing on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.


Portfolio management emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future. Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management follows a disciplined selling process that is designed to lessen risk, and will normally sell a stock when its price reaches their expectations, there is a material change in the company's fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

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DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the



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SUMMARY PROSPECTUS May 1, 2010                          DWS Mid Cap Growth VIP
separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

Prior to October 28, 2005, the fund was named Scudder Aggressive Growth Portfolio and operated with a different objective and investment strategy. Performance may have been different if the fund's current policies had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -4.96       -21.76      -30.66     33.99      4.02      15.04      10.95      8.36       -50.04     43.09
  2000       2001        2002        2003       2004      2005       2006        2007      2008       2009




Best Quarter: 23.43%, Q4 2001      Worst Quarter: -32.47%, Q4 2008
Year-to-Date as of 3/31/10: 5.86%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                              CLASS           1           5          10
                          INCEPTION        YEAR       YEARS       YEARS
                        -----------  ----------  ----------  ----------
CLASS A                    5/3/99        43.09       -0.22       -3.36
----------------------     ------        -----      ------      ------
RUSSELL MIDCAP GROWTH
INDEX                                    46.29       2.40        -0.52
----------------------  ------           -----      ------      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


RAFAELINA M. LEE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial inter mediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


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                                                          DWS Mid Cap Growth VIP
                                       SUMMARY PROSPECTUS May 1, 2010 2A-MCG-SUM